CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC.

Schedule of investments (unaudited)	August 31, 2021

(Percentages shown based on Fund net assets)

SECURITY	SHARES/UNITS	VALUE
MASTER LIMITED PARTNERSHIPS - 98.0%
Crude/Refined Products Pipelines - 4.6%
BP Midstream Partners LP	1,071,400	$14,078,196
Shell Midstream Partners LP	128,200	1,560,194

Total Crude/Refined Products Pipelines		15,638,390

Diversified Energy Infrastructure - 28.6%
Energy Transfer LP	2,444,388	22,732,808
Enterprise Products Partners LP	1,595,549	35,516,921
Genesis Energy LP	1,060,650	8,368,529
Plains All American Pipeline LP	1,705,671	15,913,910
Plains GP Holdings LP, Class A Shares	1,523,465	14,869,018

Total Diversified Energy Infrastructure		97,401,186

Gathering/Processing - 24.8%
Crestwood Equity Partners LP	246,790	6,502,917
DCP Midstream LP	998,976	26,033,315
Enable Midstream Partners LP	1,999,075	15,472,840
Hess Midstream LP, Class A Shares	171,500	4,414,410
Rattler Midstream LP	308,000	3,357,200
Western Midstream Partners LP	1,468,456	28,987,321

Total Gathering/Processing		84,768,003

Global Infrastructure - 4.5%
Brookfield Infrastructure Partners LP	271,644	15,339,736

Liquids Transportation & Storage - 14.2%
Delek Logistics Partners LP	136,030	5,881,937
Holly Energy Partners LP	443,232	8,244,115
Magellan Midstream Partners LP	468,090	23,034,709
NuStar Energy LP	338,470	5,500,138
PBF Logistics LP	475,580	5,754,518

Total Liquids Transportation & Storage		48,415,417

Natural Gas Transportation & Storage - 4.4%
Cheniere Energy Partners LP	366,300	14,956,029

Oil, Gas & Consumable Fuels - 4.6%
Enviva Partners LP	242,000	13,077,680
Green Plains Partners LP	200,000	2,656,000

Total Oil, Gas & Consumable Fuels		15,733,680

Oil/Refined Products - 12.0%
MPLX LP	1,451,431	40,814,240

Propane - 0.3%
Suburban Propane Partners LP	66,060	1,006,094

Total Master Limited Partnerships (Cost - $373,354,120)		334,072,775

See Notes to Schedule of Investments.

ClearBridge Energy Midstream Opportunity Fund Inc. 2021 Quarterly Report	1

ClearBridge Energy Midstream Opportunity Fund Inc.

Schedule of investments (unaudited) (cont’d)	August 31, 2021

(Percentages shown based on Fund net assets)

SECURITY		SHARES	VALUE
Common Stocks - 44.7%
Energy - 44.7%
Oil, Gas & Consumable Fuels - 44.7%
Antero Midstream Corp.		1,864,186	$17,914,828
DT Midstream Inc.		100,000	4,647,000 *
Enbridge Inc.		508,709	19,997,351
Equitrans Midstream Corp.		714,724	6,239,540
Kinder Morgan Inc.		618,930	10,069,991
ONEOK Inc.		328,717	17,264,217
Targa Resources Corp.		856,353	37,611,024
TC Energy Corp.		243,341	11,553,831
Williams Cos. Inc.		1,100,475	27,170,728

TOTAL COMMON STOCKS (Cost - $141,035,164)			152,468,510

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $514,389,284)			486,541,285

	RATE
SHORT-TERM INVESTMENTS - 1.1%
JPMorgan 100% U.S. Treasury Securities Money Market
Fund, Institutional Class (Cost - $3,885,130)	0.006%	3,885,130	3,885,130

TOTAL INVESTMENTS** - 143.8% (Cost - $518,274,414)			490,426,415
Mandatory Redeemable Preferred Stock, at Liquidation Value - (12.6)%			(43,100,000)
Other Liabilities in Excess of Other Assets - (31.2)%			(106,265,258)

TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0%			$341,061,157

*	Non-income producing security.

**	The entire portfolio is subject to lien, granted to the lender and Senior Note holders, to the extent of the borrowings outstanding and any additional expenses.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

2	ClearBridge Energy Midstream Opportunity Fund Inc. 2021 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Energy Midstream Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on April 5, 2011 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions. There can be no assurance that the Fund will achieve its investment objective.

The Fund seeks to achieve its objective by investing primarily in energy midstream entities. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in energy midstream entities including entities structured as both partnerships and corporations (the 80% policy). For purposes of the 80% policy, the Fund considers investments in midstream entities as those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids and natural gas. The Fund considers an entity to be within the Energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, fractionating, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. “Managed Assets” means net assets plus the amount of borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has

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Notes to Schedule of Investments (unaudited) (continued)

recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

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The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Master Limited Partnerships	$334,072,775	—	—	$334,072,775
Common Stocks	152,468,510	—	—	152,468,510

Total Long-Term Investments	486,541,285	—	—	486,541,285

Short-Term Investments†	3,885,130	—	—	3,885,130

Total Investments	$490,426,415	—	—	$490,426,415

†	See Schedule of Investments for additional detailed categorizations.

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